UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) September 28, 2022
PEOPLES FINANCIAL CORPORATION (Exact Name of Registrant as Specified in its Charter)

Mississippi
(State or Other Jurisdiction of Incorporation)

001-12103	64-0709834
(Commission File Number)	(IRS Employer Identification No.)

152 Lameuse Street Biloxi, MS	39530
(Address of Principal Executive Offices)	(Zip Code)

(228) 435-5511
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	PFBX	None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4( c) under the Exchange Act (17 CFR 240.13e-4( c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).      Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

This Current Report on Form 8-K/A amends the current report on Form 8-K, dated September 28, 2022, that was filed with the Securities and Exchange Commission (the “SEC”) on October 3, 2022 (the “Original Form 8-K”) by Peoples Financial Corporation (the “Company”), concerning the Company’s decision to engage Postlethwaite & Netterville (“P&N”) as its independent registered public accounting firm following the completion of the audit services provided by Wipfli, LLP (“Wipfli”) for the year ending December 31, 2022 and the filing of the Company’s 2022 Annual Report on Form 10-K (the “2022 Annual Report”) on March 15, 2023.

Item 4.01 Changes in Registrant’s Certifying Accountant

As previously announced in the Original Form 8-K, the Board of Directors of the Company approved the engagement of P&N as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2023. Wipfli continued as the Company’s independent registered public accounting firm for the year ending December 31, 2022. On March 15, 2023, when the Company filed its 2022 Annual Report for the fiscal year ended December 31, 2022 with the SEC, Wipfli completed its audit of the Company’s consolidated financial statements for such fiscal year, and the Company’s retention of Wipfli as our independent registered public accounting firm with respect to the audit of Company’s consolidated U.S. GAAP financial statements ended as of that date.

Wipfli’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2021 and 2022 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2021 and 2022, and the subsequent interim period through March 15, 2023, there were: (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between the Company and Wipfli on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Wipfli’s satisfaction, would have caused Wipfli to make reference thereto in their reports; and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company has requested that Wipfli furnish a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of Wipfli’s letter, dated March 21, 2023, is filed as Exhibit 16.1 to this Form 8-K/A.

During the fiscal years ended December 31, 2021 and 2022 and the subsequent interim period through March 15, 2023, neither the Company nor anyone on its behalf has consulted with P&N regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report or oral advice was provided to the Company that P&N concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

EXHIBIT

Exhibit	Description

Exhibit 16.1	Letter from Wipfli LLP

104	Cover Page Interactive Data File (formatted as Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 21, 2023

PEOPLES FINANCIAL CORPORATION

By:	/s/ Chevis C. Swetman
Chevis C. Swetman
Chairman, President and CEO